                                                                    EXHIBIT 4.1

                             WASTE CONNECTIONS, INC.
                             1997 STOCK OPTION PLAN

1.      PURPOSE.

        The purpose of the Plan is to provide a means for the Company and any Subsidiary, through the grant of Incentive Stock Options and Nonqualified Stock Options to selected Employees, Consultants and Directors, to attract and retain persons of ability as Employees, Consultants and Directors, and to motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary.

2.      DEFINITIONS.

        (a) "BOARD" means the Company's Board of Directors.

        (b) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        (c) "COMMITTEE" means a committee appointed by the Board in accordance with section 4(b) of the Plan.

        (d) "COMPANY" means Waste Connections, Inc., a Delaware corporation.

        (e) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Subsidiary to render consulting services and who is compensated for such services; provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (f) "CONTINUOUS STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR" means the employment or relationship as a Consultant or Director is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Consultant or Director shall be considered interrupted in the case of (i) any leave of absence approved by the Board, including sick leave, military leave or any other personal leave, or (ii) transfers between locations of the Company or between the Company and a Subsidiary or their successors.

        (g) "DIRECTOR" means a member of the Company's Board.

        (h) "DISABILITY" means permanent and total disability within the meaning of section 422(c)(6) of the Code.

        (i) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company. Neither service as a Consultant or a Director nor receipt of a director's fee from the Company shall be sufficient to constitute "employment"




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by the Company.

        (j) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (k) "INCENTIVE STOCK OPTIONS" means Options that are intended to qualify as incentive stock options within the meaning of section 422 of the Code.

        (l) "NON-EMPLOYEE DIRECTOR" means a Director who satisfies the requirements established from time to time by the Securities and Exchange Commission for non-employee directors under Rule 16b-3.

        (m) "NONQUALIFIED STOCK OPTIONS" means Options that are not intended to qualify as Incentive Stock Options.

        (n) "OFFICER" means a person who is an officer of the Company or a Subsidiary within the meaning of section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (o) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (p) "OPTIONEE" means an Employee, Consultant or Director who holds an outstanding Option.

        (q) "OPTIONS" means, collectively, Incentive Stock Options and Nonqualified Stock Options.

        (r) "OUTSIDE DIRECTOR" means a member of the Board who satisfies the requirements established from time to time for outside directors under section 162(m) of the Code.

        (s) "PLAN" means this Waste Connections, Inc., 1997 Stock Option Plan.

        (t) "RULE 16B-3" means Rule 16b-3 under the Exchange Act or any successor to Rule 16b-3, as amended from time to time and as in effect when discretion is being exercised with respect to the Plan.

        (u) "SECURITIES ACT" means the Securities Act of 1933, as amended.

        (v) "STOCK" means the Common Stock of the Company.

        (w) "SUBSIDIARY" means any corporation that at the time an Option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary




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corporation" contained in section 424(f) of the Code, or any similar provision hereafter enacted.

        (x) "TEN PERCENT SHAREHOLDER" means an individual who, at the time of an Option grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company.

3.      SHARES SUBJECT TO THE PLAN.

        Subject to adjustment as provided in section 6 for changes in Stock, the Stock that may be sold pursuant to Options shall not exceed in the aggregate 1,200,000 shares. That number of shares shall be reserved for Options (subject to adjustment as provided in section 6). If any Option for any reason terminates, expires or is cancelled without having been exercised in full, the Stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

4.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board or, at the election of the Board, by a Committee, as provided in subsection (b). Subject to the Plan, the Board shall:

               (i) determine and designate from time to time those Employees, Consultants and Directors to whom Options are to be granted, and whether the Options granted will be Incentive Stock Options or Nonqualified Stock Options;

               (ii) authorize the granting of Incentive Stock Options, Nonqualified Stock Options or combinations thereof;

               (iii) determine the number of shares subject to each Option and the Exercise Price of each Option;

               (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period;

               (v) construe and interpret the Plan and the Options, and establish, amend and revoke rules and regulations for the Plan's administration, and correct any defect, omission or inconsistency in the Plan or any Option Agreement in a manner and to the extent it deems necessary or expedient to make the Plan fully effective; and

               (vi) make such other determinations as it may be authorized to make in the Plan and as it may deem necessary and desirable for the purposes of the Plan.

Notwithstanding the foregoing, however, (1) no Option shall be granted after the expiration of ten years from the effective date of the Plan specified in section 9 below, (2) the aggregate fair




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market value (determined as of the date the Option is granted) of the Stock subject to Options that become exercisable for the first time by any Employee during any calendar year under all Incentive Stock Options of the Company and its Subsidiaries shall not exceed $100,000, and (3) no person who is not an Employee of the Company or a Subsidiary shall be entitled to receive Incentive Stock Options under the Plan.

        (b) The Board may delegate administration of the Plan to a Committee of the Board. The Committee shall consist of not less than three members appointed by the Board. Subject to the foregoing, the Board may from time to time increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused. If the Board delegates administration of the Plan to a Committee, the Committee shall have the powers theretofore possessed by the Board with respect to the administration of the Plan (and references in this Plan to the Board shall apply to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

        (c) Notwithstanding anything in this section 4 to the contrary, beginning at such time as the Company first registers a class of equity securities under section 12 of the Exchange Act, all decisions to grant Options shall be made by the Board or by a Committee comprised solely of two or more Directors, each of whom is both a Non-Employee Director and an Outside Director, or shall be made in another manner that satisfies the requirements of Section 16b-3, so that transactions between the Company and any Officer or Director relating to such Options may be exempt from section 16(b) of the Exchange Act.

5.      TERMS AND CONDITIONS OF OPTIONS.

        Each Option granted shall be evidenced by an Option Agreement in substantially the form attached hereto as Annex A or Annex B or such other form as may be approved by the Board. Each Option Agreement shall include the following terms and conditions and such other terms and conditions as the Board may deem appropriate:

        (a) OPTION TERM. Each Option Agreement shall specify the term for which the Option thereunder is granted and shall provide that such Option shall expire at the end of such term. The Board may extend such term; provided that, in the case of an Incentive Stock Option, such extension shall not in any way disqualify the Option as an Incentive Stock Option. The term of any Option, including any such extensions, shall not exceed ten years from the date of grant; provided that, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, such term, including extensions, shall not exceed five years from the date of grant.

        (b) EXERCISE PRICE. Each Option Agreement shall specify the exercise price per share, as determined by the Board at the time the Option is granted; provided that the exercise price of an Incentive Stock Option shall be not less than the fair market value, or if granted to




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a Ten Percent Shareholder, 110 percent of the fair market value, of one share of
Stock on the date the Option is granted, as such fair market value is determined by the Board.

        (c) VESTING. Each Option Agreement shall specify when it is exercisable. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not be, equal). An Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Option shall have become vested but shall not have been fully exercised. An Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board deems appropriate.

        (d) PAYMENT OF PURCHASE PRICE ON EXERCISE. Each Option Agreement shall provide that the purchase price of the shares as to which such Option may be exercised shall be paid to the Company at the time of exercise either (i) in cash, or (ii) in the absolute discretion of the Board (which discretion may be exercised in a particular case without regard to any other case or cases), at the time of the grant or thereafter, (A) by the withholding of shares of Stock issuable on exercise of the Option or the delivery to the Company of other Stock owned by the Optionee, provided in either case that the Optionee has owned shares of Stock equal in number to the shares so withheld for a period sufficient to avoid a charge to the Company's reported earnings, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of Stock) with the person to whom the Option is granted or to whom the Option is transferred pursuant to section 5(e), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement, or if less, the maximum rate permitted by law.

        (e) NONTRANSFERABILITY. An Option shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Optionee during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to the Optionee, and shall not be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of an Option or thereafter permit an Optionee to transfer an Option to a trust or other entity established by the Optionee for estate planning purposes, and may permit further transferability or impose conditions or limitations on any permitted transferability. Otherwise, during the lifetime of an Optionee, an Option shall be exercisable only by such Optionee.







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        (f) CONDITIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

               (i) SECURITIES LAW COMPLIANCE. The Plan, the grant and exercise of Options thereunder and the obligation of the Company to sell and deliver shares on exercise of Options shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, in the opinion of the Board. Shares shall not be issued on exercise of an Option until (1) the listing of such shares on any stock exchange on which the Stock may then be listed and compliance with all requirements of such exchange, and (2) the completion of any registration or qualification of such shares under any Federal or state law, including without limitation the Securities Act and the Exchange Act, or any rule or regulation of any government body which the Company determines in its sole discretion to be necessary or advisable.

               (ii) INVESTMENT REPRESENTATION. The Company may require any Optionee, or any person to whom an Option is transferred, as a condition of exercising such Option, to (1) give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (A) the issuance of the Stock on the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (B) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, with the advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

        (g) EXERCISE AFTER DEATH OF OPTIONEE. If an Optionee dies (i) while an Employee, Consultant or Director, or (ii) within three months after termination of the Optionee's Continuous Status as an Employee, Consultant or Director because of his or her Disability or retirement, his or her Options may be exercised (to the extent that the Optionee was entitled to do so on the date of death or termination) by the Optionee's estate or by a person who shall have acquired the right to exercise the Options by bequest or inheritance, but only within the period ending on the earlier of (1) one year after the Optionee's death (or such shorter or longer period specified in the Option Agreement, which period shall not be less than six months), or (2) the expiration date specified in the Option Agreement. If after the Optionee's death, the Optionee's estate or the person who acquired the right to exercise the Optionee's Options does not exercise the Options within the time specified herein, the Options shall terminate and the shares covered by such Options shall revert to and again become available for issuance under the Plan.




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        (h) EXERCISE AFTER TERMINATION OF OPTIONEE'S CONTINUOUS STATUS AS AN
EMPLOYEE, CONSULTANT OR DIRECTOR AS A RESULT OF DISABILITY OR RETIREMENT. If an Optionee's Continuous Status as an Employee, Consultant or Director terminates as a result of the Optionee's Disability or retirement, and the Optionee does not die within the following three months, the Optionee may exercise his or her Options (to the extent that the Optionee was entitled to exercise them on the date of termination), but only within the period ending on the earlier of (i) six months after such termination (or such longer period specified in the Option Agreement), or (ii) the expiration of the term set forth in the Option Agreement. If after termination, the Optionee does not exercise his or her Options within the time specified herein, the Options shall terminate, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

        (i) NO EXERCISE AFTER TERMINATION OF OPTIONEE'S CONTINUOUS STATUS AS AN EMPLOYMENT, CONSULTANT OR DIRECTOR OTHER THAN AS A RESULT OF DEATH, DISABILITY OR RETIREMENT. If an Optionee's Continuous Status as an Employee, Consultant or Director terminates other than as a result of the Optionee's death, Disability or retirement, all right of the Optionee to exercise his or her Options shall terminate on the date of termination of such Continuous Status as an Employee, Consultant or Director. The Options shall terminate on such termination date, and the shares covered by such Options shall revert to and again become available for issuance under the Plan.

        (j) EXCEPTIONS. Notwithstanding subsections (h), (i) and (j), the Board shall have the authority to extend the expiration date of any outstanding Option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an Option beyond the expiration date of the term of such Option as set forth in the Option Agreement.

        (k) INCENTIVE STOCK OPTIONS. Each Option Agreement that provides for the grant of an Incentive Stock Option shall contain such terms and conditions as the Board determines to be necessary or desirable to qualify such Option as an Incentive Stock Option within the meaning of section 422 of the Code.

        (l) COMPANY'S REPURCHASE RIGHT. Each Option Agreement may, but is not required to, include provisions whereby the Company shall have the right to repurchase any and all shares acquired by an Optionee on exercise of any Option granted under the Plan, at such price and on such other terms and conditions as the Board may approve and as may be set forth in the Option Agreement. Such right shall be exercisable by the Company after termination of an Optionee's Continuous Status as an Employee, Consultant or Director, whenever such termination may occur and whether such termination is voluntary or involuntary, with cause or without cause, without regard to the reason therefor, if any.







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6.      ADJUSTMENTS ON CHANGES IN STOCK.

        (a) If any change in the Stock subject to the Plan or subject to any Option occurs (through stock dividend, dividend in property other than cash, recapitalization, reorganization, reclassification, stock split or reverse stock split, liquidating dividend, combination or exchange of shares, merger or consolidation, any direct or indirect offering of Stock at a price substantially below fair market value, or any similar change affecting the Stock), the Board will appropriately adjust the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of Stock subject to the outstanding Options.

        (b) In the event of (i) a merger or consolidation in which the Company is not the surviving corporation, or (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (1) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar options for those outstanding under the Plan, or (2) any Options outstanding under the Plan shall continue in full force and effect. If any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to the merger or reverse merger. If the Company dissolves or is liquidated, any Options outstanding under the Plan shall terminate if not exercise prior to such event.

7.      AMENDMENT OF THE PLAN.

        (a) The Board may from time to time amend or modify the Plan for any reason; provided that the Company will seek shareholder approval for any change if and to the extent required by applicable law, regulation or rule.

        (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to cause the Plan or Incentive Stock Options to comply therewith.

        (c) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment, unless the Optionee consents in writing.

8.      TERMINATION OR SUSPENSION OF THE PLAN.

        The Board may suspend or terminate the Plan at any time for any reason. Unless sooner terminated, the Plan shall terminate on the day prior to the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Company's shareholders. No Options may be granted under the Plan while the Plan is suspended or after




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it is terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the written consent of the Optionee.

9.      EFFECTIVE DATE OF THE PLAN.

        The effective date of the Plan shall be determined by the Board, subject to approval by the shareholders of the Company holding not less than a majority of the shares present and voting at an annual or special meeting or by written consent. Notwithstanding the foregoing, if the Plan is approved by the Board prior to such meeting or the giving of such consent, Options may be granted by the Board as provided herein subject to such subsequent shareholder approval.

10.     WITHHOLDING TAXES.

        Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

11.     MISCELLANEOUS.

        (a) NO RIGHTS AS SHAREHOLDER. No Optionee, as such, shall have any rights as a shareholder of the Company.

        (b) NO RIGHTS TO CONTINUED EMPLOYMENT OR ENGAGEMENT. The Plan and any Options granted under the Plan shall not confer on any Optionee any right with respect to continuation of employment by the Company or any Subsidiary or engagement as a Consultant or Director, nor shall they interfere in any way with the right of the Company or any Subsidiary that employs or engages an Optionee to terminate the Optionee's employment or engagement at any time.

        (c) COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT. Beginning at such time as the Company first registers a class of equity securities under section 12 of the Exchange Act, the Company intends that the Plan shall comply in all respects with Rule 16b-3. If after such time any provision of this Plan is found not to be in compliance with Rule 16b-3, that provision shall be deemed to have been amended or deleted as and to the extent necessary to comply with Rule 16b-3, and the remaining provisions of the Plan shall continue in full force and effect without change. All transactions under the Plan after such time shall be executed in accordance with the requirements of section 16 of the Exchange Act and the applicable regulations promulgated thereunder.




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                                                                         ANNEX A


                                THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                        INCENTIVE STOCK OPTION AGREEMENT


__________________, Optionee:

        Waste Connections., Inc. (the "Company"), pursuant to its 1997 Stock Option Plan (the "Plan"), has this ______________, 19___, granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Stock"). This option is intended to qualify as an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The grant under this Incentive Stock Option Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees (including Officers), Directors or Consultants and is intended to comply with Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan. The option granted hereunder shall be subject to and governed by the following terms and conditions:

        1. The total number of shares of Stock subject to this option is ______________ shares. Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:

        Number of Shares                           Date of Earliest Exercise
        (Installment)                                     (Vesting)
        ----------------                           -------------------------




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




The installments provided for are cumulative. Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.

        2. (a) The exercise price of this option is $_____________________ per share, being not less than 100 percent of [110 percent if Optionee is a Ten Percent Shareholder] the fair market value of the Stock on the date of grant of this option.

           (b) Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise the Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, or by delivering a combination of cash and such shares. Such Stock (i) shall be valued at its fair market value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company's reported earnings, and
(iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

           (c) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Stock.

        3. (a) Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Employee, Consultant or Director to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 1 hereof; provided that:

                      (i) a partial exercise of this option shall be deemed to cover first vested shares and then unvested shares next vesting;

                      (ii) any shares so purchased that shall not have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company;

                      (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and

                      (iv) you acknowledge that the aggregate fair market value (determined as of the date options are granted) of any Stock subject to Incentive Stock Options granted to you by the Company or any parent or Subsidiary that become exercisable for the first time during




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



any calendar year may not exceed $100,000, and agree that to the extent that the aggregate fair market value of Stock with respect to which such Incentive Stock Options are exercisable by you for the first time in a calendar year exceeds $100,000, the options or portions thereof in excess of such limit shall be treated (according to the order in which they were granted) as Nonqualified Stock Options.

           (b) The election provided in this paragraph 3 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Employee, Consultant or Director and may not be exercised from or after the date thereof.

        4. This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.

        5. Notwithstanding anything to the contrary herein, this option may not be exercised unless the shares issuable on exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company shall have determined that such exercise and issuance would be exempt from the registration requirements of the Act.

        6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ___________________ (which date shall be no more than [ten years] [five years if Optionee is a Ten Percent Shareholder] from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term on the day after the termination of your Continuous Status as an Employee, Consultant or Director for any reason or for no reason, unless:

           (a) such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or six months after such termination of your Continuous Status as an Employee, Consultant or Director; or

           (b) such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

           Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Employee, Consultant or Director only as to that number of shares as to which it shall have been exercisable under paragraph 1 of this Agreement on the date of such termination.

        7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to




                                Page 3 - Annex A
the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 5(f) of the Plan.

               (b) By exercising this option you agree that:

                      (i) the Company may require you to enter into an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired on such exercise;

                      (ii) you will notify the Company in writing within fifteen days after the date of any disposition of any of the shares of the Stock issued on exercise of this option that occurs within two years after the date of this option grant or within one year after such shares of Stock are issued on exercise of this option; and

                      (iii) the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by you within sixty days of the Effective Date;
(iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        8. You hereby represent and warrant to and agree with the Company as follows:

               (a) You have been granted access to, and have reviewed carefully, the Plan and such records of the Company as may be necessary to permit you to evaluate the option and, before any exercise of the option, you will review such records of the Company as may be necessary to permit you to evaluate the merits and risks of an investment in Stock. You are entering into this Agreement and the transactions contemplated hereby solely in reliance on your own investigation and such review. You have had an opportunity to meet with the officers of the Company subsequent to review of such information to discuss with them your questions concerning the Company and the terms and conditions of the acquisitions hereunder.





                                Page 4 - Annex A

               (b) You are acquiring the option and will acquire the Stock, if at all, pursuant to this Agreement with your own funds, and not with the funds of anyone else. You are acquiring the option and will acquire the Stock, if at all, for your own account, not as a nominee or agent and not for the account of any other person or firm. No one else has or will have on any exercise of the option any interest, beneficial or otherwise, in the option or, on the exercise of the option, in any of the shares of Stock to be acquired on such exercise. You are not, and prior to any exercise of the option will not be, obligated to transfer the option or any Stock or any interest therein to anyone else, and you do not and will not have any agreement or understanding to do so. You are acquiring the option and will purchase Stock on the exercise hereof, if at all, for investment for an indefinite period and not with a view to the sale or distribution of the option or any Stock or any part or all thereof, by public or private sale or other disposition, and you have no intention of selling, granting any participation in or otherwise distributing or disposing of any or all of the option or any Stock or any interest therein. You do not, and on any exercise of the option will not, intend to subdivide the option or any shares purchased on exercise thereof with anyone.

               (c) At the time of any acquisition of Stock you will be able to bear the economic risk of the investment in any Stock purchased. You are aware that if you exercise the option, you must be prepared to hold any Stock received for an indefinite period. You understand that neither the option nor the Stock has been registered under the Act, on the ground, among others, that no distribution or public offering of the Company's securities is to be effected and any Stock acquired on exercise thereof will be acquired in connection with transactions not involving any public offering within the meaning of section 4(2) of the Act. The Stock, if and when issued, will be "restricted securities", as that term is defined in Rule 144 under the Act, and, accordingly, apart from exercise of the option, the option and such Stock must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. You understand and agree that the Company is not under any obligation to register the option or any Stock under the Act or to comply with any exemption under the Act.

               You understand that the Company is relying in part on your representations as set forth herein for purposes of claiming the exemption from registration under the Act provided in section 3(b) or 4(2) thereof and that the basis for such exemption may not be present if, notwithstanding your representations herein, you have in mind merely acquiring the option or shares for resale on the occurrence or nonoccurrence of some predetermined event. You do not have in mind merely acquiring the option or any shares for resale on the occurrence or nonoccurrence of any predetermined event.

               (d) You have such knowledge and experience in financial and business matters that the you are capable of evaluating the merits and risks of the prospective investment contemplated by this Agreement, and you have carefully reviewed and will carefully review all the information regarding the Company, access to which has been and will be accorded to you hereunder, are thoroughly familiar with the business, operations and properties of the Company by virtue of such review and of your relationship with the Company and have discussed with the




                                Page 5 - Annex A
officers of the Company any questions you have with respect to the Company.

               (e) Without in any way limiting your representations as set forth herein, you further agree that you shall in no event make any disposition of all or any part of or interest in the Stock or the option and that the Stock and the option shall not be encumbered, pledged, hypothecated, sold, assigned or transferred by you nor shall you receive any consideration for the option or any Stock or for any interest therein from any person, unless and until prior to any proposed encumbrance, pledge, hypothecation, sale, assignment, transfer or other disposition of the option or any Stock, either (i) a registration statement on Form S-1 (or any other form replacing such form or appropriate for the purpose under the Act) with respect to the option or the Stock, as the case may be, proposed to be transferred or otherwise disposed of shall be then effective or
(ii)(1) you have notified the Company of the proposed disposition and have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) you have furnished the Company with an opinion of counsel (obtained at your expense) in form and substance satisfactory to the Company to the effect that such disposition will not require registration of the option or any Stock, as the case may be, under the Act or qualification of the option or any Stock, as the case may be, under any other securities law and (3) counsel for the Company shall have concurred in such opinion and the Company shall have advised you of such concurrence.

               (f) If the Company proposes to sell Stock in a public offering registered under the Act or exempt from registration under the Act, the administrators of the securities laws of certain states may require as a condition of registration or such exemption that some or all of the Shares be deposited in an escrow or be subject to waivers of rights to dividends and assets on liquidation, or both, for an extended period of time, subject to release if specified financial or market requirements are met and partial cancellation if such requirements are not met. You agree that you will enter into any such escrow or waiver agreement that the Company may consider necessary for the successful completion of such public offering.

               (g) If, in the opinion of counsel for the Company, you at any time act in any manner not consistent with your representations, warranties and agreements in this Agreement, the Company may refuse to transfer the option or any Stock until such time as counsel for the Company is of the opinion that such transfer may be effected in compliance with all provisions of this Agreement and such transfer will not require registration of the option or any Stock under the Act or qualification of the option or any Stock under any other securities law.

               (h) You hereby agree to indemnify and defend the Company and its directors, officers, employees and agents and hold them harmless from and against any and all claims, liabilities, damages or expenses incurred on account of or arising out of (i) any inaccuracy in or breach of any of your representations, warranties or agreements in this Agreement, including, without limitation, the defense of any claim based on any allegation of fact inconsistent with any of such representations, warranties or agreements; (ii) the disposition of the option or any Stock that you may receive, contrary to any of such representations, warranties and agreements; or (iii) any action, suit or proceeding based on a claim that any of such representations, warranties




                                Page 6 - Annex A
or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company under the Act or any other securities law.

               (i) Certificates representing any Stock received on exercise of the option will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) substantially in the form set forth below, which legend restricts the sale, transfer or disposition of the Stock otherwise than in accordance with this Agreement:

        THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT. IN ADDITION, SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO AN INCENTIVE STOCK OPTION AGREEMENT DATED ___________ , 19__, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

               (j) If Stock acquired on exercise of this option is transferred other than by will or by the laws of descent and distribution within two years after the date this option is granted or within one year after the issuance of such Stock on exercise of this option, such transfer shall be a "disqualifying disposition" under the Code, and you must bear the tax consequences thereof.

               (k) The Company may require you to furnish to the Company, prior and as a condition to the issuance of any Stock on any exercise of the option, an agreement (in such form as the Company may specify) in which you confirm the foregoing representations, warranties and agreements or make similar or additional representations, warranties and agreements with respect to such Stock.

        9. This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes. Unless the Company approves such a transfer, this option is exercisable during your life only by you.





                                Page 7 - Annex A

        10. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

        11. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

        12. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, including, without limitation, the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

                                        WASTE CONNECTIONS, INC.



                                        By
                                             -----------------------------------
                                             Duly authorized on behalf
                                             of the Board of Directors





ATTACHMENTS:

        1997 Stock Option Plan
        Notice of Exercise






                                Page 8 - Annex A

The undersigned:

        (a) Acknowledges receipt of the foregoing Incentive Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

        (b) Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

        NONE:
                      ----------
                      (Initial)

        OTHER:
                      ----------------------------
                      ----------------------------
                      ----------------------------


                                ------------------------------------------------
                                OPTIONEE

                                Address:
                                         ---------------------------------------
                                         ---------------------------------------




                                Page 9 - Annex A

                               NOTICE OF EXERCISE



Waste Connections, Inc.
2260 Douglas Blvd., Suite 280
Roseville, CA  95661                                Date of Exercise: __________

Ladies and Gentlemen:

        This constitutes notice under my Incentive Stock Option Agreement or Nonqualified Stock Option Agreement (as indicated below) that I elect to purchase the number of shares of Common Stock ("Stock") of Waste Connections, Inc. (the "Company") for the price set forth below.

Type of Option Agreement (check one):     Incentive  [ ]    Nonqualified [ ]

Option Agreement dated:                       ____________________

Number of shares as
to which option is
exercised:                                    ____________________

Certificates to be
issued in name of:                            ____________________

Total exercise price:                        $____________________

Cash payment delivered
herewith:                                    $____________________

Value of __________ shares
of _________________ common
stock delivered herewith(1):                 $____________________


        By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Waste Connections, Inc. 1997 Stock Option Plan or the Option Agreement, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen days after the date of any disposition of any of the shares of Stock issued on exercise of this option that

--------

(1) Shares must meet the public trading requirements set forth in the Option Agreement. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the Option Agreement, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.




                                Page 10 - Annex A
occurs within two years after the date of grant of this option or within one year after such shares of Stock are issued on exercise of this option.


        I hereby reaffirm all of my representations, warranties and agreements contained in such Option Agreement as if made on and as of the date hereof, and I hereby further represent and warrant to you that I have recently consulted with my personal tax, accounting and other advisers with regard to this option exercise; provided that if a registration statement covering the Stock is currently in effect under the Securities Act of 1933, as amended (the "Securities Act"), I am not required to reaffirm my representations, warranties and agreements contained in sections 8(a)-(e) of the Option Agreement.

        I hereby represent, warrant and agree with respect to the shares of Stock of the Company that I am acquiring by this exercise of the option (the "Shares") that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to this restriction until the end of such period.

                               Very truly yours,




                               -----------------------------------------------





                                Page 11 - Annex A

                                                                         ANNEX B


                                THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                       NONQUALIFIED STOCK OPTION AGREEMENT

____________, Optionee:

        Waste Connections, Inc. (the "Company"), pursuant to its 1997 Stock Option Plan (the "Plan"), has this __________, 19__, granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Stock"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        The grant under this Nonqualified Stock Option Agreement (the "Agreement") is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's Employees (including Officers), Directors or Consultants and is intended to comply with Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Plan. The option granted hereunder shall be subject to and governed by the following terms and conditions:

        1. The total number of shares of Stock subject to this option is _______________ shares. Subject to the limitations herein and in the Plan, this option shall become exercisable (vest) as follows:

        Number of Shares                           Date of Earliest Exercise
        (Installment)                                     (Vesting)
        ----------------                           -------------------------




The installments provided for are cumulative. Each such installment that becomes exercisable shall remain exercisable until expiration or earlier termination of the option.




                                Page 1 - Annex B

       2. (a) The exercise price of this option is $______________ per share.

           (b) Payment of the exercise price per share is due in full in cash (including check) on exercise of all or any part of each installment that has become exercisable by you; provided that, if at the time of exercise, the Stock is publicly traded and quoted regularly in the Wall Street Journal, payment of the exercise price, to the extent permitted by the Company and applicable statutes and regulations, may be made by having the Company withhold shares of Stock issuable on such exercise, by delivering shares of Stock already owned by you, or by delivering a combination of cash and such shares. Such Stock (i) shall be valued at its fair market value at the close of business on the date of exercise, (ii) if originally acquired from the Company, must have been held for the period required to avoid a charge to the Company's reported earnings, and
(iii) must be owned free and clear of any liens, claims, encumbrances or security interests.

           (c) Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of Stock.

       3. (a) Subject to the provisions of this Agreement, you may elect at any time during your Continuous Status as an Employee, Consultant or Director to exercise this option as to any part or all of the shares subject to this option at any time during the term hereof, including, without limitation, a time prior to the date of earliest exercise (vesting) stated in paragraph 1 hereof; provided that:

                      (i) a partial exercise of this option shall be deemed to cover first vested shares and then unvested shares next vesting;

                      (ii) any shares so purchased that shall not have vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Early Exercise Stock Purchase Agreement available from the Company; and

                      (iii) you shall enter into an Early Exercise Stock Purchase Agreement in the form available from the Company with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

           (b) The election provided in this paragraph 3 to purchase shares on the exercise of this option prior to the vesting dates shall cease on termination of your Continuous Status as an Employee, Consultant or Director and may not be exercised from or after the date thereof.

        4. This option may not be exercised for any number of shares that would require the issuance of anything other than whole shares.





                                Page 2 - Annex B

        5. Notwithstanding anything to the contrary herein, this option may not be exercised unless the shares issuable on exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company shall have determined that such exercise and issuance would be exempt from the registration requirements of the Act.

        6. The term of this option commences on the date hereof and, unless sooner terminated as set forth below or in the Plan, terminates on ________________ (which date shall be no more than ten years from the date this option is granted). In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term on the day after the termination of your Continuous Status as an Employee, Consultant or Director for any reason or for no reason, unless:

               (a) such termination is due to your retirement or Disability and you do not die within the three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or six months after such termination of your Continuous Status as an Employee, Consultant or Director; or

               (b) such termination is due to your death, or such termination is due to your retirement or Disability and you die within three months after such termination, in which event the option shall terminate on the earlier of the termination date set forth above or the first anniversary of your death.

        Notwithstanding any of the foregoing provisions to the contrary however, this option may be exercised following termination of your Continuous Status as an Employee, Consultant or Director only as to that number of shares as to which it shall have been exercisable under paragraph 1 of this Agreement on the date of such termination.

        7. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to subsection 5(f) of the Plan.

           (b) By exercising this option you agree that:

                      (i) the Company may require you to enter into an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired on such exercise; and

                      (ii) the Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Stock




                                Page 3 - Annex B
or other securities of the Company during such period (not to exceed 180 days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, you will be deemed to own securities which (i) are owned directly or indirectly by you, including securities held for your benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by you within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood) spouse, ancestors and lineal descendants; or
(iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest therein as a shareholder, partner or beneficiary thereof. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

        8. You hereby represent and warrant to and agree with the Company as follows:

               (a) You have been granted access to, and have reviewed carefully, the Plan and such records of the Company as may be necessary to permit you to evaluate the option and, before any exercise of the option, you will review such records of the Company as may be necessary to permit you to evaluate the merits and risks of an investment in Stock. You are entering into this Agreement and the transactions contemplated hereby solely in reliance on your own investigation and such review. You have had an opportunity to meet with the officers of the Company subsequent to review of such information to discuss with them your questions concerning the Company and the terms and conditions of the acquisitions hereunder.

               (b) You are acquiring the option and will acquire the Stock, if at all, pursuant to this Agreement with your own funds, and not with the funds of anyone else. You are acquiring the option and will acquire the Stock, if at all, for your own account, not as a nominee or agent and not for the account of any other person or firm. No one else has or will have on any exercise of the option any interest, beneficial or otherwise, in the option or, on the exercise of the option, in any of the shares of Stock to be acquired on such exercise. You are not, and prior to any exercise of the option will not be, obligated to transfer the option or any Stock or any interest therein to anyone else, and you do not and will not have any agreement or understanding to do so. You are acquiring the option and will purchase Stock on the exercise hereof, if at all, for investment for an indefinite period and not with a view to the sale or distribution of the option or any Stock or any part or all thereof, by public or private sale or other disposition, and you have no intention of selling, granting any participation in or otherwise distributing or disposing of any or all of the option or any Stock or any interest therein. You do not, and on any exercise of the option will not, intend to subdivide the option or any shares purchased on exercise thereof with anyone.

               (c) At the time of any acquisition of Stock you will be able to bear the economic risk of the investment in any Stock purchased. You are aware that if you exercise the option, you must be prepared to hold any Stock received for an indefinite period. You understand that neither the option nor the Stock has been registered under the Act, on the ground, among others,




                                Page 4 - Annex B
that no distribution or public offering of the Company's securities is to be effected and any Stock acquired on exercise thereof will be acquired in connection with transactions not involving any public offering within the meaning of section 4(2) of the Act. The Stock, if and when issued, will be "restricted securities", as that term is defined in Rule 144 under the Act, and, accordingly, apart from exercise of the option, the option and such Stock must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. You understand and agree that the Company is not under any obligation to register the option or any Stock under the Act or to comply with any exemption under the Act.

               You understand that the Company is relying in part on your representations as set forth herein for purposes of claiming the exemption from registration under the Act provided in section 3(b) or 4(2) thereof and that the basis for such exemption may not be present if, notwithstanding your representations herein, you have in mind merely acquiring the option or shares for resale on the occurrence or nonoccurrence of some predetermined event. You do not have in mind merely acquiring the option or any shares for resale on the occurrence or nonoccurrence of any predetermined event.

               (d) You have such knowledge and experience in financial and business matters that the you are capable of evaluating the merits and risks of the prospective investment contemplated by this Agreement, and you have carefully reviewed and will carefully review all the information regarding the Company, access to which has been and will be accorded to you hereunder, are thoroughly familiar with the business, operations and properties of the Company by virtue of such review and of your relationship with the Company and have discussed with the officers of the Company any questions you have with respect to the Company.

               (e) Without in any way limiting your representations as set forth herein, you further agree that you shall in no event make any disposition of all or any part of or interest in the Stock or the option and that the Stock and the option shall not be encumbered, pledged, hypothecated, sold, assigned or transferred by you nor shall you receive any consideration for the option or any Stock or for any interest therein from any person, unless and until prior to any proposed encumbrance, pledge, hypothecation, sale, assignment, transfer or other disposition of the option or any Stock, either (i) a registration statement on Form S-1 (or any other form replacing such form or appropriate for the purpose under the Act) with respect to the option or the Stock, as the case may be, proposed to be transferred or otherwise disposed of shall be then effective or
(ii)(1) you have notified the Company of the proposed disposition and have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (2) you have furnished the Company with an opinion of counsel (obtained at your expense) in form and substance satisfactory to the Company to the effect that such disposition will not require registration of the option or any Stock, as the case may be, under the Act or qualification of the option or any Stock, as the case may be, under any other securities law and (3) counsel for the Company shall have concurred in such opinion and the Company shall have advised you of such concurrence.





                                Page 5 - Annex B

               (f) If the Company proposes to sell Stock in a public offering registered under the Act or exempt from registration under the Act, the administrators of the securities laws of certain states may require as a condition of registration or such exemption that some or all of the Shares be deposited in an escrow or be subject to waivers of rights to dividends and assets on liquidation, or both, for an extended period of time, subject to release if specified financial or market requirements are met and partial cancellation if such requirements are not met. You agree that you will enter into any such escrow or waiver agreement that the Company may consider necessary for the successful completion of such public offering.

               (g) If, in the opinion of counsel for the Company, you at any time act in any manner not consistent with your representations, warranties and agreements in this Agreement, the Company may refuse to transfer the option or any Stock until such time as counsel for the Company is of the opinion that such transfer may be effected in compliance with all provisions of this Agreement and such transfer will not require registration of the option or any Stock under the Act or qualification of the option or any Stock under any other securities law.

               (h) You hereby agree to indemnify and defend the Company and its directors, officers, employees and agents and hold them harmless from and against any and all claims, liabilities, damages or expenses incurred on account of or arising out of (i) any inaccuracy in or breach of any of your representations, warranties or agreements in this Agreement, including, without limitation, the defense of any claim based on any allegation of fact inconsistent with any of such representations, warranties or agreements; (ii) the disposition of the option or any Stock that you may receive, contrary to any of such representations, warranties and agreements; or (iii) any action, suit or proceeding based on a claim that any of such representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company under the Act or any other securities law.

               (i) Certificates representing any Stock received on exercise of the option will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) substantially in the form set forth below, which legend restricts the sale, transfer or disposition of the Stock otherwise than in accordance with this Agreement:

        THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT. IN ADDITION, SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR




                                Page 6 - Annex B

        ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO A NONQUALIFIED STOCK OPTION AGREEMENT DATED ___________, 19__, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

               (j) The Company may require you to furnish to the Company, prior and as a condition to the issuance of any Stock on any exercise of the option, an agreement (in such form as the Company may specify) in which you confirm the foregoing representations, warranties and agreements or make similar or additional representations, warranties and agreements with respect to such Stock.

         9. This option is generally not transferable, except by will or by the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes. Unless the Company approves such a transfer, this option is exercisable during your life only by you.

        10. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. If this option is granted to you in connection with your performance of services as a Consultant or Director, references to employment, Employee and similar terms shall be deemed to include the performance of services as a Consultant or a Director, as the case may be; provided that no rights as an Employee shall arise by reason of the use of such terms.

        11. Any notice or other communication to be given under or in connection with this Agreement or the Plan shall be given in writing and shall be deemed effectively given on receipt or, in the case of notices from the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you may hereafter designate by notice to the Company.

        12. This Agreement is subject to all provisions of the Plan, a copy of which is attached hereto and made a part of this Agreement, including, without limitation, the provisions of section 5 of the Plan relating to option provisions, and is further subject to all interpretations,




                                Page 7 - Annex B
amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Agreement and those of the Plan, the provisions of the Plan shall control.

                                        WASTE CONNECTIONS, INC.



                                        By
                                           ------------------------------------
                                              Duly authorized on behalf
                                              of the Board of Directors


ATTACHMENTS:

        1997 Stock Option Plan
        Notice of Exercise





                                Page 8 - Annex B

The undersigned:

        (a) Acknowledges receipt of the foregoing Nonqualified Stock Option Agreement and the attachments referenced therein and understands that all rights and liabilities with respect to the option granted under the Agreement are set forth in such Agreement and the Plan; and

        (b) Acknowledges that as of the date of grant set forth in such Agreement, the Agreement sets forth the entire understanding between the undersigned optionee and the Company and its Subsidiaries regarding the acquisition of Stock pursuant to the option and supersedes all prior oral and written agreements on that subject with the exception of (i) the options, if any, previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

        NONE:
                      ---------
                      (Initial)

        OTHER:
                      ------------------------------
                      ------------------------------
                      ------------------------------



                                   ---------------------------------------------
                                   OPTIONEE

                                   Address:
                                           -------------------------------------
                                           -------------------------------------






                                Page 9 - Annex B

                               NOTICE OF EXERCISE



Waste Connections, Inc.
2260 Douglas Blvd., Suite 280
Roseville, CA  95661                                Date of Exercise: __________

Ladies and Gentlemen:

        This constitutes notice under my Incentive Stock Option Agreement or Nonqualified Stock Option Agreement (as indicated below) that I elect to purchase the number of shares of Common Stock ("Stock") of Waste Connections, Inc. (the "Company") for the price set forth below.

Type of Option Agreement (check one):    Incentive  [ ]   Nonqualified [ ]

Option Agreement dated:                        ______________________

Number of shares as
to which option is
exercised:                                     ______________________

Certificates to be
issued in name of:                             ______________________

Total exercise price:                         $______________________

Cash payment delivered
herewith:                                     $______________________

Value of __________ shares
of _________________ common
stock delivered herewith(2):                  $______________________


        By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Waste Connections, Inc. 1997 Stock Option Plan or the Option Agreement, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen days after the date of any disposition of any of the shares of Stock issued on exercise of this option that

--------

        (1) Shares must meet the public trading requirements set forth in the Option Agreement. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the Option Agreement, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.




                                Page 10 - Annex B
occurs within two years after the date of grant of this option or within one year after such shares of Stock are issued on exercise of this option.


        I hereby reaffirm all of my representations, warranties and agreements contained in such Option Agreement as if made on and as of the date hereof, and I hereby further represent and warrant to you that I have recently consulted with my personal tax, accounting and other advisers with regard to this option exercise; provided that if a registration statement covering the Stock is currently in effect under the Securities Act of 1933, as amended (the "Securities Act"), I am not required to reaffirm my representations, warranties and agreements contained in sections 8(a)-(e) of the Option Agreement.

        I hereby represent, warrant and agree with respect to the shares of Stock of the Company that I am acquiring by this exercise of the option (the "Shares") that, if required by the Company (or a representative of the underwriters) in connection with an underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell or otherwise transfer or dispose of any shares of Stock or other securities of the Company during such period (not to exceed 180 days) following the effective date of the registration statement of the Company filed under the Securities Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. For purposes of this restriction, I will be deemed to own securities that (i) are owned directly or indirectly by me, including securities held for my benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by me within sixty days of the Effective Date; (iii) are owned directly or indirectly, by or for my brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which I am a shareholder, partner or beneficiary, but only to the extent of my proportionate interest therein as a shareholder, partner or beneficiary thereof. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to this restriction until the end of such period.

                                          Very truly yours,



                                          --------------------------------------






                                Page 11 - Annex B